Exhibit 99.906 CERT
Certification Under Section 906
Of the Sarbanes-Oxley Act Of 2002
Richard Nuzum, President and Chief Executive Officer (Principal Executive Officer) of Mercer Funds (formerly known as MGI Funds) (the “Registrant”), certifies to the best of his knowledge that:
1.	The Registrant’s periodic report on Form N-CSR for the period ended September 30, 2011 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Richard Nuzum Richard Nuzum
President and Chief Executive Officer
(Principal Executive Officer)
Mercer Funds (formerly known as MGI Funds)
Date: November 30, 2011
This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Exhibit 99.906 CERT
Certification Under Section 906
Of the Sarbanes-Oxley Act Of 2002
Richard S. Joseph, Vice President, Treasurer and Principal Accounting Officer (Principal Financial Officer) of Mercer Funds (formerly known as MGI Funds) (the “Registrant”), certifies to the best of his knowledge that:
1.	The Registrant’s periodic report on Form N-CSR for the period ended September 30, 2011 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Richard S. Joseph Richard S. Joseph
Vice President, Treasurer and Principal Accounting Officer
(Principal Financial Officer)
Mercer Funds (formerly known as MGI Funds)
Date: November 30, 2011
This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C Section 1350 and is not being filed as part of the Form N-CSR with the Commission.